UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 30, 2012

Date of Report

(Date of earliest event reported)

WIZZARD SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO	001-33935	87-0609860
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

5001 Baum Boulevard

Pittsburgh, Pennsylvania 15213

(Address of principal executive offices)

(412) 621-0902

Registrant's telephone number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On July 30, 2012, Wizzard Software Corporation, a Colorado corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).  A total of 7,032,285 shares, representing 80.54 percent of the Company’s total outstanding shares of voting common stock and a quorum, were in attendance at the meeting in person or by proxy.

The following directors were elected at the Annual Meeting, with:  (i) the number of votes cast for each director; (ii) the number of votes cast against; (iii) the number of votes withheld; and (iv) the number of broker non-votes indicated opposite each director’s name below:

Broker

Director

For

Against

Withheld

Non-Votes

Christopher J. Spencer

2,684,930

-0-

176,466

4,170,898

J. Gregory Smith

2,687,202

-0-

174,194

4,170,889

Douglas Polinsky

2,681,849

-0-

179,547

4,170,889

Denis Yevstifeyev

2,685,536

-0-

175,860

4,170,889

At the Annual Meeting, 2,472,469 votes were cast in favor of the approval of the Company’s 2012 Employee Stock Option Plan, with 369,842 shares voting against, 19,085 shares abstaining, and 4,170,889 broker non-votes.

In addition, a total of 2,735,122 shares were voted in favor of the approval of the Share Exchange Agreement to acquire from Universal Entertainment Group Ltd., a British Virgin Islands company (the “Agreement”), 100% of the issued and outstanding shares of Digital Entertainment Limited, a Hong Kong company.  A total of 89,402 shares were voted against, with 36,872 shares abstaining, and 4,170,889 broker non-votes.

A total of 6,759,401 shares of common stock were voted in favor of the ratification of the Board of Directors’ selection of Gregory & Associates, LLC, as the Company’s independent auditors, with 112,202 shares voted against; 160,682 shares abstaining, and no broker non-votes.

At the Annual Meeting, a total of 2,736,420 shares were voted in favor of the appointment of Zhang Hongcheng and Gu JianFen to serve on the Company’s Board of Directors, subject to the prior closing of the Agreement.  A total of 89,473 shares were voted against and 35,503 shares abstained from voting, with 4,170,889 broker non-votes.

Finally, 2,776,995 shares were voted in favor of the amendment of the Company’s Articles of Incorporation, subject to the prior closing of the Agreement, to change the Company’s name to a name that more closely reflects the Company’s business after such closing.  A total of 90,824 shares were voted against, with 21,170 shares abstaining and 4,143,296 broker non-votes.

Each of the above figures represents the final voting results of each of the matters submitted to a vote of the Company’s common stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIZZARD SOFTWARE CORPORATION

Date:	7/30/2012	By:	/s/ Christopher J. Spencer
Christopher J. Spencer
Chief Executive Officer and President